Third Quarter 2006 Results
Third Quarter 2006 Results
November 8, 2006
9 a.m. ET / 8 a.m. CT
Investor & Public Relations:   (713) 507-6466    ir@dynegy.com
Exhibit 99.2
Filed by Dynegy Acquisition, Inc.
Pursuant to Rule 425 of the Securities Act of 1933, as amended, and deemed filed pursuant to Rule 14a-12 of the Securities Exchange Act of
1934, as amended
Subject Company: Dynegy Inc.
Commission File No.: 001-15659

FORWARD-LOOKING STATEMENTS
FORWARD-LOOKING STATEMENTS
This presentation contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements.” You can identify these statements, including those relating to Dynegy’s 2006 financial estimates, by the fact that they do not relate strictly to historical or current facts.  Management cautions that any or all of Dynegy’s forward-looking statements may turn out to be wrong.  Please read Dynegy’s annual, quarterly and current reports under the Securities Exchange Act of 1934, including its 2005 Form 10-K, as amended, and first and second quarter 2006 Form 10-Qs for additional information about the risks, uncertainties and other factors affecting these forward-looking statements and Dynegy generally.  Dynegy’s actual future results may vary materially from those expressed or implied in any forward-looking statements.  All of Dynegy’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements.  In addition, Dynegy disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.
In connection with the LS Power transaction announced on September 15, 2006, Dynegy will file a proxy statement/prospectus with the SEC.
INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE IMPORTANT INFORMATION CONTAINED IN THE MATERIALS
REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE.  IT WILL CONTAIN IMPORTANT INFORMATION ABOUT
DYNEGY, LS POWER, THE NEW COMPANY AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a copy of the proxy statement/prospectus and other documents containing information about Dynegy and LS Power, free of charge, at the SEC’s web site at www.sec.gov and at Dynegy’s web site at www.dynegy.com. Copies of the proxy statement/prospectus may also be obtained by writing
Dynegy Inc. Investor Relations, 1000 Louisiana Street, Suite 5800, Houston, Texas 77002 or by calling 713-507-6466.
Dynegy, LS Power and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Dynegy’s shareholders with respect to the proposed transaction.  Information regarding
Dynegy’s directors and executive officers is available in the company’s proxy statement for its 2006 Annual Meeting of Shareholders, dated
April 3, 2006.  Additional information regarding the interests of such potential participants will be included in the forthcoming proxy statement/prospectus and other relevant documents filed with the SEC when they become available.
Non-GAAP Financial Measures: We use the non-GAAP financial measures “EBITDA” and “free cash flow” in these materials.
EBITDA is a non-GAAP financial measure.  Consolidated EBITDA can be reconciled to Net income (loss) using the following calculation: Net income (loss) less Income tax benefit (expense), plus Interest expense and Depreciation and amortization expense equals EBITDA.
Management and some members of the investment community utilize EBITDA to measure financial performance on an ongoing basis.
However, EBITDA should not be used in lieu of GAAP measures such as net income and cash flow from operations.
Free cash flow is a non-GAAP financial measure.  Free cash flow can be reconciled to operating cash flow using the following calculation:
Operating cash flow plus investing cash flow (consisting of asset sale proceeds less business acquisition costs, capital expenditures and changes in restricted cash) equals free cash flow.  We use free cash flow to measure the cash generating ability of our operating asset-based energy business relative to our capital expenditure obligations. Free cash flow should not be used in lieu of GAAP measures with respect to cash flows and should not be interpreted as available for discretionary expenditures, as mandatory expenditures such as debt obligations are not deducted from the measure.

AGENDA
AGENDA
Bruce Williamson
3Q 2006 Overview
Dynegy – LS Power Combination
Steve Furbacher
3Q 2006 Operational Highlights
Holli Nichols
3Q 2006 Financial Highlights
Business Segment Financial Review
Bruce Williamson
2006 Cash Flow and Earnings Estimates
Dynegy’s New To-Do List
Upcoming Events
Management Team
Q&A

3Q 2006 OVERVIEW
3Q 2006 OVERVIEW
3Q 2006 net income applicable to common stockholders, excluding after-tax significant items of $98 MM, improved despite lower market prices and volumes
Commercial strategy is capturing optionality: GEN-MW up 25%, excluding asset impairment
Exchanged Sithe subordinated debt for DHI senior unsecured notes, reducing face value of debt outstanding by approximately $120 MM
Entered into agreement with Illinois EPA to reduce mercury emissions 90% by 2015, leading to further reductions in
SO2,
NO
x
and particulate matter, which is expected
to make our fleet one of the cleanest in North America
Successfully participated in Illinois auction process to supply a portion of Ameren’s full-requirements load
Settled Enron trade credit litigation, resolving last major legacy legal claim
Announced proposed LS Power combination and development joint venture

DYNEGY – LS POWER COMBINATION
DYNEGY – LS POWER COMBINATION
Dynegy and LS Power to combine 100% of each company’s power generation assets, creating a 20,000+ MW portfolio with enhanced fuel and geographic diversity
Dynegy to acquire 50% interest in LS Power’s generation development business, as well as organic growth opportunities through existing repowering platform
Transaction expected to be immediately and increasingly accretive to free cash flow, leading to increased value for shareholders
Portfolios fit well together with highly complementary qualities
Completion of liability management activities earlier this year allows Dynegy to pursue growth opportunities
Combination creates a leading power generator with
enhanced competitive position in key U.S. regions
and multiple options to deliver value to shareholders

Steve Furbacher President & COO Steve Furbacher President & COO

3Q 2006 results impacted by lower market prices and volumes, offset by higher prices realized through near-term commercial strategy
All peakers ran on a commercial basis in 3Q 2006
Overall in-market availability strong for 2006, but slightly lower than same period in 2005
PERFORMANCE
3Q 2006 OPERATIONAL HIGHLIGHTS
3Q 2006 OPERATIONAL HIGHLIGHTS
Net volumes declined 20% to 8.4 MM MWh
(1)
in 3Q 2006
Volumes down due to timing of outages and compressed spark
spreads, especially at Roseton
PRICES
VOLUMES
(1) Volumes calculated excluding assets sold.
3Q 2006 average price of natural gas down 37% while fuel oil remained flat compared to 3Q 2005, leading to compressed spark spreads
3Q 2006 average power prices decreased 29% compared to 3Q 2005

Holli Nichols EVP & CFO Holli Nichols EVP & CFO

INCOME
STATEMENT
3Q 2006 FINANCIAL HIGHLIGHTS
3Q 2006 FINANCIAL HIGHLIGHTS
3Q 2006 net loss applicable to common shareholders of $69 MM includes:
$61 MM after-tax asset impairment
$23 MM after-tax Sithe subordinated debt exchange charge and
$14 MM after-tax legal and settlement charges
YTD 2006 free cash flow of $33 MM
Operating cash flow of $(180) MM
Investing cash flow of $213 MM
(1)
Collateral of $215 MM posted as of 9/30/06
Total debt and lease obligations of $4.2 B as of 9/30/06
Reduction from 2Q 2006 reflects redemption of remaining 2008 SPNs and Sithe subordinated debt exchange completed in July
Liquidity of $864 MM as of 9/30/06
CASH FLOW
BALANCE
SHEET
(1) Investing cash flow primarily consists of $183 MM net proceeds from asset sales and acquisitions plus $122 MM increase in restricted cash and other, offset by $92 MM capex.

3Q 2006 RESULTS: GEN – MIDWEST
($ in MM)
3Q 2006 RESULTS: GEN – MIDWEST
($ in MM)
3Q 2006 EBITDA improved 25%, excluding asset
impairment charge, primarily due to higher realized
prices and impact of MtM activity
3Q 2005 included $9 MM G&A expense, which is no longer
allocated to business segments; YTD 2005 G&A $26 MM
Net volumes generated 5.7 MM MWh, down 9%
YTD 2006 capex lower than YTD 2005 due to timing of
major maintenance and PRB conversions
Average Actual On-Peak Market Power Prices:
($/MWh) 3Q 2005 3Q 2006
Cin Hub/Cinergy $80 $58
NI Hub/ComEd $75 $58
2005 2006 2005 2006
EBITDA 104 $        34 $           280 $         286 $
Asset Impair. -             96              -             96
104 $        130 $        280 $         382 $
3 Months Ended Sept. 30 9 Months Ended Sept. 30
$375-395E
$58A
EBITDA
CapEx
2005 2006
$74A
$355A
2005 2006
FY
FY
$286A
$280A
YTD
YTD
$85E
$113A

3Q 2006 RESULTS: GEN – NORTHEAST
($ in MM)
3Q 2006 RESULTS: GEN – NORTHEAST
($ in MM)
3Q 2006 EBITDA decreased primarily due to
compressed spark spreads and lower coal margins,
and includes $6 MM fuel oil inventory write-down
3Q 2005 included $7 MM G&A expense, which is no longer
allocated to business segments; YTD 2005 G&A $18 MM
Net volumes generated 1.7 MM MWh, down 49%
Decline primarily due to compression of spark spreads,
causing decreased run-time at Roseton and Independence
Average Actual On-Peak Market Power Prices:
($/MWh) 3Q 2005 3Q 2006
NY – Zone G $110 $84
NY – Zone A $91 $62
($/MMBtu)
Fuel Oil Delivered $7.88 $7.88
$83A
$12A
EBITDA
CapEx
2005 2006
$11A
$64A
2005 2006
YTD
YTD
$100-110E
$53A
FY
FY
$30E
$21A
2005 2006 2005 2006
EBITDA 56 $           41 $           64 $           83 $
3 Months Ended Sept. 30 9 Months Ended Sept. 30

3Q 2006 RESULTS: GEN – SOUTH
($ in MM)
3Q 2006 RESULTS: GEN – SOUTH
($ in MM)
3Q 2006 EBITDA remained flat primarily due to lower
ancillary service revenue and lower MtM income,
offset by improved results from peaking facilities
3Q 2005 included $3 MM G&A expense, which is no longer
allocated to business segments; YTD 2005 G&A $9 MM
Net volumes generated 966,000 MWh, up 4%
(1)
ERCOT and Southern prices decreased approximately
33% on average compared to 3Q 2005
Average Actual On-Peak Market Power Prices:
($/MWh) 3Q 2005 3Q 2006
ERCOT $107 $72
Southern $90 $61
($/MMBtu)
Natural Gas
(2)
$9.66 $6.08
(1) Volumes calculated excluding assets sold.
(2) Calculated as the average of daily gas prices for the period.
$8A
$16A
EBITDA CapEx
2005 2006
$2A
$18A
2005 2006
YTD
YTD
$0E
$20E
2005 2006
$9A
$(4)A
2005 2006
FY FY
YTD
YTD
FY
FY
2005 2006 2005 2006
EBITDA 17 $          17 $          18 $          8 $
Asset Impair. - - - 9
17 $          17 $          18 $          17 $
3 Months Ended Sept. 30 9 Months Ended Sept. 30

3Q 2006 RESULTS: CRM
($ in MM)
3Q 2006 RESULTS: CRM
($ in MM)
3Q 2006 earnings benefited from expiration of the Gregory toll in July 2005 and elimination of the
Sterlington toll in 1Q 2006, partially offset by $22 MM legal and settlement charges
3Q 2005 included $21 MM gain on settlement of legacy emissions transaction, offset by $29 MM legal and settlement charges
Independence toll charge in 2005 resulted from write-off of power tolling contracts which became intercompany agreements upon acquisition of Sithe Energies
YTD 2006 cash flow includes payment of $370 MM to exit Sterlington toll
YTD 2005 cash flow benefited from net returns of cash collateral as letters of credit were substituted as collateral, offset by payments for tolling arrangements
2005 2006 2005 2006
Earnings (Loss) Before Interest, Taxes and Depr. and Amort. (25) $          (1) $             (226) $        3 $
Independence Toll Charge -              -              169             -
Legal and Settlement Charges 29               22               29               53
Discontinued Operations 2                 -              (3)                -
6 $              21 $            (31) $          56 $
Cash Flow From (Used In) Operations (105) $        22 $            (64) $          (370) $
3 Months Ended Sept. 30 9 Months Ended Sept. 30

3Q 2006 RESULTS: OTHER
($ in MM)
3Q 2006 RESULTS: OTHER
($ in MM)
Other operating loss consists primarily of general and administrative costs and legal and settlement charges, offset by interest income
2005 legal and settlement charges related to shareholder class action and derivative lawsuit settlements and associated legal expenses
Cash flow used in operations primarily relates to interest payments
(1)
and general and
administrative costs, including annual employee benefits; YTD 2005 cash flow includes $255 MM of payments for settlement of shareholder class action and derivative litigation
(1) Interest payments associated with Sithe debt are included in generation business cash flow.
2005 2006 2005 2006
Loss Before Int., Taxes and Depr. and Amort. (26) $            (31) $            (329) $         (74) $
Legal and Settlement Charges (4) - 249 2
(30) $            (31) $            (80) $            (72) $
Cash Flow Used In Operations (287) $         (66) $            (709) $         (313) $
3 Months Ended Sept. 30 9 Months Ended Sept. 30

Bruce Williamson Chairman & CEO Bruce Williamson Chairman & CEO

2006 CASH FLOW ESTIMATES: GAAP BASIS
2006 CASH FLOW ESTIMATES: GAAP BASIS
CRM cash flow adjustment related to settlement of Enron trade credit litigation
GEN maintenance capex reduced to $135 MM due to careful focus on managing costs and project evaluation
Other primarily includes G&A costs of approximately $140 MM and cash interest payments of approximately $335 MM
Note:  2006 estimates are presented on a GAAP basis and are based on quoted forward commodity price curves as of October 17, 2006.  Actual results may vary materially from these estimates based on changes in commodity prices, among other things, including operational activities, legal settlements, financing or investing activities and other uncertain or unplanned items.  Core business represents continuing operating results, excluding significant items.
Based on Price Curves as of October 17, 2006
($ in millions) GEN CRM OTHER 2006 Total
GAAP OCF $ 520-585 $ (420) $ (430-420) $ (330-255)
Adjustments (Approximate):
Pricing/Operations 10-(10) - 10-0 20-(10)
Legal and Settlement Payments - (45) - (45)
GAAP OCF (New Estimates) $ 530-575 $ (465) $ (420) $ (355-310)
GAAP ICF
Capex - Maintenance (135) - (5) (140)
Capex - Development (10) - - (10)
Proceeds from Asset Sales and Acquisitions, Net 375 - - 375
Return of Cash Collateral Posted for Oct. 2005 LC Facility - - 335 335
Cash Collateral Posted for April 2006 LC Facility - - (200) (200)
Free Cash Flow $ 5-50
Add Back: Capex - Development 10 - - 5
Add Back: Sterlington Toll Settlement Payment - 370 - 370
Add Back: Cash Collateral Posted for April 2006 LC Facility - - 200 200
Less: Proceeds from Asset Sales and Acquisitions, Net (375) - - (375)
Less: Return of Cash Collateral Posted for Oct. 2005 LC Facility - - (335) (335)
Add Back/Less:  Legal Settlements - 80 (20) 60
Free Cash Flow - Core Business $ (65-20)

2006 EARNINGS ESTIMATES: GAAP BASIS
2006 EARNINGS ESTIMATES: GAAP BASIS
Midwest EBITDA impacted by Bluegrass asset impairment recorded in 3Q 2006 and lower expected natural gas prices
CRM includes $20 MM charge for settlement of Enron trade credit litigation recorded in 3Q 2006
Other primarily includes G&A costs of approximately $140 MM, offset by approximately $35 MM net interest and other income
Interest expense of $630 MM reflects savings from recent debt reduction, more than offset by $250 MM in premiums and costs related to liability management activities and $35 MM accelerated deferred financing costs; also includes $35 MM charge for Sithe subordinated debt exchange
Note:  2006 estimates are presented on a GAAP basis and are based on quoted forward commodity price curves as of October 17, 2006.  Actual results may vary materially from these estimates based on changes in commodity prices, among other things, including operational activities, legal settlements, financing or investing activities and other uncertain or unplanned items. Core business represents continuing operating results, excluding significant items.
(1) Included in debt conversion costs for income statement purposes; (2) Included in interest expense for income statement purposes;
(3) Included in EBITDA calculation for income statement purposes.
Based on Price Curves as of October 17, 2006
($ in millions) Midwest Northeast South Total GEN CRM OTHER 2006 Total
EBITDA Estimates $ 480-510 $ 95-115 $ (5)-5 $ 570-630 $ 5 $ (110-100) $ 465-535
Adjustments (Approximate)
Pricing/Operations (10-20) 5-(5) 5-(5) 0-(30) 10 5-(5) 15-(25)
Asset Impairment (95) - - (95) - - (95)
Legal and Settlement Charges - - - - (20) - (20)
New EBITDA Estimates $ 375-395 $ 100-110 $ 0 $ 475-505 $ (5) $ (105) $ 365-395
Depreciation (175) (25) (25) (225) - (10) (235)
Interest (630)
Tax Benefit 184-174
Preferred Dividend (9)
Net Loss Applicable to Common Shareholders - GAAP $ (325-305)
Add Back: Premiums on Liability Management Activities, Pre-Tax
(1)
250
Add Back: Accelerated Deferred Financing Costs, Pre-Tax
(2)
35
Add Back: Sithe Debt Exchange Charge, Pre-Tax
(2)
35
Add Back: Asset Impairment, Pre-Tax (GEN)
(3)
95
Add Back: Legal and Settlement Charges, Pre-Tax (CRM)
(3)
55
Less: Tax Benefit from Items Above (170)
Net Loss Applicable to Common Shareholders - Core Business $ (25-5)

DYNEGY’S NEW TO-DO LIST
DYNEGY’S NEW TO-DO LIST
1.
Integrate portfolios
Obtain required shareholder and regulatory approvals
Continued focus on cost reduction while combining assets, accounting systems,
HR functions, etc.
Evaluate outsourcing arrangements relative to Dynegy’s ability to absorb with little incremental costs
2.
Streamline “right-hand” side of balance sheet
Simplify/streamline debt structure to reduce fees and maximize capital availability for shareholders
3.
Optimize “left-hand” side of balance sheet
Rationalize asset portfolios to create maximum efficiency and focus while releasing excess capital for shareholders
Dynegy will maintain its focus on continuing operations
while working to diligently complete LS Power integration

UPCOMING EVENTS
UPCOMING EVENTS
Boston: Marketing Trip on November 28 – 29, 2006
New York: Calyon Utilities & Energy Merchant Conference on November 30
2007 Cash Flow and Earnings Estimates on December 13
Please visit the “News & Financials” section of
our website at www.dynegy.com for more details

20 Appendix

POWER GENERATION PORTFOLIO
POWER GENERATION PORTFOLIO
Diversified assets
33% baseload, 18% intermediate,
49% peaking
30% coal/oil, 17% dual fuel,
53% gas
Coal plants perform in
current high gas price
environment
Gas plants present upside
for future
Predictable maintenance capital
Scaleable systems with multi-fuel
logistical expertise
FRCC FRCC
SPP SPP
MAIN MAIN
ERCOT ERCOT
WECC WECC
SERC SERC
Midwest
3,452 MW Coal/Oil
4,099 MW Gas
South
1,566 MW Gas
900 MW Gas/Oil
(1)
Northeast
1,340 MW Gas/Oil
371 MW Coal
1,092 MW Gas
U.S. PORTFOLIO
12,820 net MW
(1)  Dynegy has entered into an agreement to sell the 900-MW Rockingham facility in North Carolina, the closing of which is expected in 4Q 2006.

REPORTED FINANCIAL PERFORMANCE
($ in MM, except per share amounts)
REPORTED FINANCIAL PERFORMANCE
($ in MM, except per share amounts)
(1) NGL financial results included in discontinued operations.
(2) Includes results from continuing and discontinued operations.
(3) Reflects amounts included on the significant items schedule attached to the third quarter 2006 earnings release.
RESULTS OF OPERATIONS
2005 2006 2005 2006
GEN - Midwest 104 $            34 $              280 $            286 $
GEN - Northeast 56 41 64 83
GEN - South 17 17 18 8
Total Generation Business 177 $            92 $              362 $            377 $
CRM (25) (1) (226) 3
NGL
(1)
88 2 229 3
Other (26) (31) (329) (74)
EBITDA 214 $            62 $              36 $              309 $
Depreciation and Amortization
(2)
(58) (57) (202) (174)
Interest Expense and Debt Conversion Costs
(2)
(114) (107) (324) (559)
Income Tax Benefit
(2)
(13) 33 282 149
Net Income (Loss) 29 $              (69) $             (208) $           (275) $
Less: Preferred Stock Dividends 6 - 17 9
Net Income (Loss) Applicable to Common Shareholders 23 $              (69) $             (225) $           (284) $
Diluted Earnings (Loss) Per Share 0.06 $           (0.14) $          (0.59) $          (0.64) $
Significant Items (After-Tax)
(3)
- Included in Net Income (Loss) Above
Debt Conversion Costs - $             - $             - $             (159) $
Sithe Subordinated Debt Exchange Charge - (23) (23)
Acceleration of Financing Costs - - - (22)
Asset Impairment - (61) - (67)
Legal and Settlement Charges (15) (14) (191) (35)
Toll Settlement/Restructuring Charges - - (109) -
Discontinued Operations 43 - 97 -
Tax - Release of Valuation Allowance/Other - - 112 -
CASH FLOW PROVIDED BY (USED IN) OPERATIONS (169) $           188 $            (178) $           (180) $
Three Months Ended Sept. 30 Nine Months Ended Sept. 30

$0
$30
$60
$90
J F M A M J J A S O N D
COMMODITY PRICING
COMMODITY PRICING
($/MWh)
2005 Actual 2006 Actual/Forward as of 7/11/06 (1) 2006 Actual/Forward as of 10/17/06 (2)
Cin Hub/Cinergy
2005A:  $63.65
2006A/F (Oct):  $51.23
2006A/F (July):  $50.39
(1) Pricing as of 7/11/06, which was the basis for estimates as presented 8/09/06.  Prices reflect actual day ahead on-peak settlement prices for
Jan. – July 11 and quoted forward on-peak monthly prices for July 12 – Dec. 2006.
(2) Pricing as of 10/17/06, which was the basis for estimates as presented 11/08/06.  Prices reflect actual day ahead on-peak settlement prices for
Jan. – Oct. 17 and quoted forward on-peak monthly prices for Oct. 18 – Dec. 2006.
$0
$25
$50
$75
$100
$125
J F M A M J J A S O N D
New York Zone G
2005A:  $92.39
2006A/F (Oct):  $74.70
2006A/F (July):  $76.88
$0
$25
$50
$75
$100
$125
J F M A M J J A S O N D
ERCOT
2005A:  $79.89
2006A/F (Oct):  $61.27
2006A/F (July):  $65.33
($/MWh)
$0
$5
$10
$15
J F M A M J J A S O N D
($/MMBtu)
Natural Gas
2005A:  $8.80
2006A/F (Oct):  $6.65
2006A/F (July):  $6.93
($/MWh)

2006 CASH FLOW ESTIMATES: GAAP BASIS
2006 CASH FLOW ESTIMATES: GAAP BASIS
GEN includes approximately $95 MM cash interest for Sithe debt
Other primarily includes G&A costs of approximately $130-140 MM and cash interest payments of approximately $335 MM
Proceeds from asset sales and acquisitions, net consists primarily of sale of Rockingham (expected
4Q 2006), WCP and a gas turbine
As Presented August 9, 2006; Based on Price Curves as of July 11, 2006
($ in millions)         GEN             CRM         OTHER 2006 Total
GAAP OCF $ 520-585 $ (420) $ (430-420) $ (330-255)
GAAP ICF
Capex - Maintenance (165)                -                  (5)                    (170)
Capex - Development (5)                    -                  -                  (5)
Proceeds from Asset Sales and Acquisitions, Net 370                 -                  -                  370
Return of Cash Collateral Posted for Oct. 2005 LC Facility -                  -                  335                 335
Cash Collateral Posted for April 2006 LC Facility -                  -                  (200)                (200)
Free Cash Flow $ 0-75
Add Back: Capex - Development 5                      -                  -                  5
Add Back: Sterlington Toll Settlement Payment -                  370                 -                  370
Add Back: Cash Collateral Posted for April 2006 LC Facility -                  -                  200                 200
Less: Proceeds from Asset Sales and Acquisitions, Net (370)                -                  -                  (370)
Less: Return of Cash Collateral Posted for Oct. 2005 LC Facility -                  -                  (335)                (335)
Add Back/Less:  Legal Settlements -                  35                   (20)                  15
Free Cash Flow - Core Business $ (115-40)
Note: 2006 estimates are presented on a GAAP basis and are based on quoted forward commodity price curves as of July 11, 2006. Actual results may vary materially from these estimates based on changes in commodity prices, among other things, including operational activities, legal settlements, financing or investing activities and other uncertain or unplanned items.  Core business represents continuing operating results, excluding significant items.

2006 EARNINGS ESTIMATES: GAAP BASIS
2006 EARNINGS ESTIMATES: GAAP BASIS
Midwest EBITDA lower due to expected natural gas prices; Northeast up due to improved capacity prices and lower operating expense as a result of lower run-times at Independence
Other primarily includes G&A costs of approximately $130-140 MM, offset by approximately $30 MM net interest and other income
Interest expense of $630 MM reflects savings from recent debt reduction, more than offset by $245 MM in premiums and costs related to liability management activities and $35 MM accelerated deferred financing costs; also includes $35 MM charge for Sithe debt exchange to be recorded 3Q 2006
Preferred dividend reduced following redemption of Series C; will be zero beginning in 2007
Note: 2006 estimates are presented on a GAAP basis and are based on quoted forward commodity price curves as of July 11, 2006. Actual results may vary materially from these estimates based on changes in commodity prices, among other things, including operational activities, legal settlements, financing or investing activities and other uncertain or unplanned items. Core business represents continuing operating results, excluding significant items.
(1) Included in debt conversion costs for income statement purposes.; (2) Included in interest expense for income statement purposes.;
(3) Included as part of G&A in EBITDA calculation for income statement purposes.
As Presented August 9, 2006; Based on Price Curves as of July 11, 2006
($ in millions) Midwest Northeast South Total GEN CRM OTHER 2006 Total
EBITDA Estimates $ 480-510 $ 95-115 $ (5)-5 $ 5 $ (110-100) $ 465-535
Depreciation (175) (25) (25) (225) - (10) (235)
Interest (630)
Tax Benefit 149-124
Preferred Dividend (9)
Net Loss Applicable to Common Shareholders - GAAP $ (260-215)
Add Back: Premiums on Liability Management Activities, Pre-Tax
(1)
245
Add Back: Accelerated Deferred Financing Costs, Pre-Tax
(2)
35
Add Back: Sithe Debt Exchange Charge, Pre-Tax
(2)
35
Add Back: Legal and Settlement Charge, Pre-Tax (CRM)
(3)
30
Less: Tax Benefit from Items Above (130)
Net Income (Loss) Applicable to Common Shareholders - Core Business $ (45)-0
$ 570-630

DEBT AND OTHER OBLIGATIONS CHART –
AS OF 9/30/06 ($ in MM)
DEBT AND OTHER OBLIGATIONS CHART –
AS OF 9/30/06 ($ in MM)
Dynegy Inc..
Dynegy Power Corp.
Central Hudson
(4)
$812
Dynegy Holdings Inc.
Revolver
(1)
$0
Synthetic LC Facility
(2)
$200
Term Loan
(3)
$150
Second Secured Notes $11
Sr. Unsec. Notes/Debentures
$2,397
Subordinated Debentures $200
Sithe Energies
Senior Debentures                   $447
Secured
Key
Secured Non-Recourse
Unsecured
(1) Represents drawn amounts under the revolver as of 9/30/06.
(2) Proceeds from this facility have been drawn and fully collateralize the issuance of letters of credit.
(3) Expected to be repaid with the proceeds from the assumed closing of the Rockingham asset sale in 4Q 2006.
(4) Central Hudson lease payments are unsecured obligations of Dynegy Inc., but are a secured obligation of an unrelated third party (“lessor”) under the lease.  DHI has guaranteed the lease payments on a senior unsecured basis.  Amount reflects PV (10%) of future lease payments as of 9/30/06.
Total: $4.2 B

DEBT AND LEASE OBLIGATIONS ($ in MM)
DEBT AND LEASE OBLIGATIONS ($ in MM)
Net decrease in debt from 12/31/05 to 9/30/06
primarily reflects the following:
$1.7 B repayment of SPNs
$225 MM repayment of convertible subordinated
debentures
$400 MM redemption of Series C preferred
$419 MM elimination of Sithe subordinated debt,
offset by
$200 MM addition of term credit facility due 2012
$1,047 MM addition of senior unsecured notes due 2016
$150 MM addition of term loan
12/31/03 12/31/04 12/31/05 9/30/06
Secured Obligations 4,087 $         2,536 $         1,749 $       361 $
Secured Non-Recourse Obligations -               -               885             447
Unsecured Obligations 2,891           2,587           2,583          3,409
Preferred 411              400              400             -
Total Obligations 7,389 $         5,523 $         5,617 $       4,217 $
Cash on Hand 477 $           628 $           1,549 $       388 $
Note:  Debt includes par value debt obligations and obligations for Central Hudson.  Debt as of 9/30/06 excludes $470 MM revolving credit facility due 2009 as it is currently undrawn.
12/31/03 12/31/04
$7,389
$5,523
12/31/05
$5,617
9/30/06
$4,217

DEBT MATURITY PROFILE ($ in MM)
DEBT MATURITY PROFILE ($ in MM)
$60
$40
$269
$57
$0
$1,584
$687
$568
$10
$575
$982
12/31/05: $4.8 B
Note: Annual maturities reflect par value debt obligations, excluding Central Hudson lease payments. 2006 includes $150 MM term loan, which is expected to be repaid following receipt of proceeds from the sale of Rockingham in 4Q 2006.  Actual term loan maturity date is the earlier of (a) five business days after the completion of the Rockingham sale or (b) 1/31/12. Debt as of 9/30/06 excludes $470 MM revolving credit facility due 2009 as it is currently undrawn.
2006 2007 2008 2009 2010 2011
2012
2013 2014 2015 2016+
$169
$40
$44
$57
$0
$1,597
$73
$568
$0
$775
$82
2006 2007 2008 2009 2010 2011 2012
2013 2014 2015 2016+
9/30/06: $3.4 B

COLLATERAL POSTED ($ in MM)
COLLATERAL POSTED ($ in MM)
Collateral reduced from year-end 2005
Decrease in generation business collateral due to decreased prices, expiration of certain hedge positions and West Coast Power sale completion
CRM decrease also due to price changes
$0
$100
$200
$300
$400
$500
$600
9/05
12/31/05 9/30/06 11/3/06
CRM 91 $         55 $         52 $
GEN 280          153          139
NGL -           -           -
Other 10            7             7
Total 381 $       215 $       198 $
Cash 122 $       27 $         29 $
LCs 259          188          169
Total 381 $       215 $       198 $
12/05 3/06 6/06 9/06

LIQUIDITY ($ in MM)
LIQUIDITY ($ in MM)
Decrease in cash on hand from 3/31/06 primarily due to liability management activities and repayment of debt obligations, offset by receipt of proceeds from issuance of new unsecured notes and equity offering
Liquidity figure above excludes $27 MM cash collateral posted as of 9/30/06
Cash Availability
$580
$1,620
9/30/05 12/31/05 3/31/06
$1,913
9/30/06
$846
6/30/06
$864

DYNEGY GENERATION FACILITIES
DYNEGY GENERATION FACILITIES
Net Primary Dispatch    Previous New NERC
Region/Facility
(1)
Location Capacity
(2)
Fuel Type Type NERC Region Region (ISO)
(3)
MIDWEST
Baldwin Baldwin, IL 1,806 Coal Baseload MAIN (Midwest) SERC (MISO)
Havana
Units 1-5 Havana, IL 242 Oil Peaking MAIN (Midwest) SERC (MISO)
Unit 6 Havana, IL 448 Coal Baseload MAIN (Midwest) SERC (MISO)
Hennepin Hennepin, IL 301 Coal Baseload MAIN (Midwest) SERC (MISO)
Oglesby Oglesby, IL 63 Gas Peaking MAIN (Midwest) SERC (MISO)
Stallings Stallings, IL 89 Gas Peaking MAIN (Midwest) SERC (MISO)
Tilton Tilton, IL 188 Gas Peaking MAIN (Midwest) SERC (MISO)
Vermilion Oakwood, IL 194 Coal/Gas/Oil Baseload/Peaking MAIN (Midwest) SERC (MISO)
Wood River
Units 1-3 Alton, IL 133 Gas Peaking MAIN (Midwest) SERC (MISO)
Units 4-5 Alton, IL 461 Coal Baseload MAIN (Midwest) SERC (MISO)
Rocky Road East Dundee, IL 364 Gas Peaking MAIN (Midwest) RFC (PJM)
Riverside/Foothills Louisa, KY 940 Gas Peaking ECAR (Midwest) RFC (PJM)
Rolling Hills Wilkesville, OH 970 Gas Peaking ECAR (Midwest) RFC (PJM)
Renaissance Carson City, MI 776 Gas Peaking ECAR (Midwest) RFC (MISO)
Bluegrass
(4)
Oldham Cty, KY 576 Gas Peaking ECAR (Midwest) RFC (LG&E)
Midwest Combined 7,551
NORTHEAST
Independence Scriba, NY 1,092 Gas Intermediate NPCC (Northeast) NPCC (NYISO)
Roseton
(5)
Newburgh, NY 1,210 Gas/Oil Intermediate NPCC (Northeast) NPCC (NYISO)
Danskammer
Units 1-2 Newburgh, NY 130 Gas/Oil Peaking NPCC (Northeast) NPCC (NYISO)
Units 3-4
(5)
Newburgh, NY 371 Coal/Gas/Oil Baseload NPCC (Northeast) NPCC (NYISO)
Northeast Combined 2,803

DYNEGY GENERATION FACILITIES
(CONTINUED)
DYNEGY GENERATION FACILITIES
(CONTINUED)
Net Primary Dispatch    Previous New NERC
Region/Facility
(1)
Location Capacity
(2)
Fuel Type Type NERC Region Region (ISO)
(3)
SOUTH
Calcasieu Sulphur, LA 347 Gas Peaking SERC (Southeast) SERC
Heard County Heard Cty, GA 566 Gas Peaking SERC (Southeast) SERC
Rockingham
(6)
Rockingham Cty, NC 900 Gas/Oil Peaking SERC (Southeast) SERC
Black Mountain
(7)
Las Vegas, NV 43 Gas Baseload WECC (West) WECC
Cogen Lyondell Houston, TX 610 Gas Baseload ERCOT (Texas) ERCOT (ISO)
South Combined 2,466
TOTAL DYNEGY GENERATION 12,820
(6) Dynegy has entered into an agreement to sell the 900-MW Rockingham facility, the closing of which is expected in 4Q 2006.
(7) DYN owns a 50% interest in this facility and the remaining 50% interest is held by Chevron, our significant shareholder.
(3) As of January 1, 2006, the NERC regions of MAIN, MACC and ECAR have merged to become Reliability First Corporation (RFC).
Ameren, the parent company of Illinois Power in whose control area all of our coal-fired units reside (previously part of MAIN), chose not to join RFC and instead chose to join SERC.  The New NERC Regions as listed above reflect this change.
(1) DYN owns 100% of each unit listed except as otherwise indicated.  For each unit in which DYN owns less than a 100% interest, the Total Net Capacity set forth in this table includes only DYN's proportionate share of such unit's gross generating capacity.
(2) Unit capabilities are winter ratings as provided to regional reliability councils.
(5) DYN entered into a $920 MM sale-leaseback transaction for the Roseton facility and units 3 and 4 of the Danskammer facility in
2001.  Cash lease payments extend until 2029 and include $60 MM in 2006, $108 MM in 2007, $144 MM in 2008, $141 MM in 2009,
$95 MM in 2010 and $112 MM in 2011.  GAAP lease payments are $50.5 MM through 2030 and decrease until last GAAP lease payment in 2035.
(4) Effective September 1, 2006, Bluegrass became part of the Louisville Gas & Electric ISO.